                                                                   EXHIBIT 10.23

                      AMENDMENT NO. 1 TO AGREEMENT OF LEASE

            This Amendment No. 1 to the Agreement of Lease,  dated as of January
12,  2004  (this   "AMENDMENT"),   is  entered  into  by  and  between  Catskill
Development,  L.L.C.,  a New York limited  liability  company  ("CATSKILL")  and
Monticello Raceway Management, Inc., a New York corporation ("MONTICELLO").

                                    RECITALS:

            WHEREAS,  Catskill and  Monticello  are parties to the  Agreement of
Lease the "Lease") dated as of October 29, 2003;

            WHEREAS, on December 12, 2003, Catskill, Empire Resorts, Inc., Alpha
Monticello,  Inc., Americas Tower Partners,  Monticello Realty L.L.C., Watertone
Holdings,  LP, New York Gaming, LLC, Fox-Hollow Lane, LLC, Shamrock  Strategies,
Inc., Clifford A. Ehrlich,  BKB, LLC, Robert A. Berman,  Philip B. Berman, Scott
A. Kaniewski, Kaniewski Family Limited Partnership and KFP Trust Manager entered into that certain Amended and Restated  Securities  Contribution  Agreement (the
"CONTRIBUTION AGREEMENT");

            WHEREAS,  pursuant  to  the  Contribution  Agreement,  Catskill  and
Monticello  are to enter into an  amendment  to the Lease  pursuant to which the amount of land subject to the purchase option under the Lease shall be increased from 200 acres of land to 229 acres of land (the  "CASINO  LAND"),  without  any consequential  increase in the purchase  option price,  and the purchase  option price for the  purchase  option  under the Lease  shall be reduced by any amount received by Catskill (or its  successor)  if the Casino Land is sold pursuant to that certain Land Purchase Agreement,  dated as of April 3, 2003, by and between
Catskill and the Cayuga Catskill Gaming Authority.

            WHEREAS,  the  parties to the Lease would like to amend the Lease in connection with the transactions  contemplated in the Contribution  Agreement as herein provided.

                                   AGREEMENT:

            NOW,  THEREFORE,  for Ten Dollars  ($10) and other good and valuable consideration  and the  covenants  and  conditions  herein set forth the parties hereto agree as follows:

            1. AMENDMENT. The Lease shall be, and hereby is, amended as follows:

            (a) The following  definitions  are added in  alphabetical  order to
Section 2.1:

            "CASINO LAND" shall have the meaning provided in SECTION 37.1."

            "CASINO LAND PURCHASE PRICE CREDIT" shall have the meaning  provided in SECTION 10.9.

            "LAND PURCHASE AGREEMENT" shall have the meaning provided in SECTION
37.1."

            (b) Section  2.1.27 is deleted in its entirety and replaced with the following:

            "2.1.27  "PURCHASED LAND" shall mean the Land and, to the extent the
Land Purchase Agreement has not been consummated, the Casino Land."

            (c) Section 10.9 is deleted in its  entirety  and replaced  with the following:

            "Section 10.9 TENANT'S OPTION TO ACQUIRE THE PREMISES.  In the event that  Landlord  withholds  its  consent to the  assignment  of this Lease or the sublet of all or part of the  Premises,  Tenant shall have the option to acquire the Purchased Land for a purchase price (the "Non-Consent Purchase Price") equal to the sum of (x) an amount  equal to the Fixed Net Rent payable for the year in which Tenant shall consummate such purchase option divided by five percent (5%), plus (y) an amount equal to all  transfer  taxes and closing  costs  (including, without limitation, reasonable attorneys' fees) incurred by Landlord, as seller, less (z) the Casino Land Purchase Price Credit (as defmed below), if any. In the event that Tenant exercises its rights  hereunder,  the provisions of Article 37 hereof shall control the exercise of the purchase  option  herein  contained and the consummation of the acquisition of the Purchased Land by Tenant."

            (d) Section  28.2.3 is deleted in its entirety and replaced with the following:

            "28.2.3  To  Landlord  in an amount  equal to the  greater of (i) an amount  equal  to the  Fixed  Net  Rent  payable  for  the  year  in  which  the condemnation  occurs divided by five percent (5%) (less the Casino Land Purchase
Price  Credit,  if any) or (ii) the Fair  Market  Property  Value (as defined in
SECTION  24.6),  such Fair Market  Property Value to be determined in accordance with the terms of Article 24 hereof, except that such valuation shall be made as of the Date of Taking (as hereinafter defined); and"

            (e) Section 37.1 is deleted in its  entirety  and replaced  with the following:

            "Section  37.1  LANDLORD  SALE OF  CASINO  PROPERTY.  Tenant  hereby acknowledges  that there exists a certain Land Purchase  Agreement,  dated as of
April 3, 2003, by and between Catskill and Cayuga Catskill Gaming Authority (the
"LAND PURCHASE AGREEMENT"), entered into in connection with the sale-purchase of that  certain  parcel of land  designated  as Parcel No. 1 on the Final  Revised
Subdivision Plat of Lands of Catskill  Development,  L.L.C., dated May 25, 1999, and filed in the Office of the Sullivan  County Clerk on February 4, 2000 as Map
No. 8-271  (consisting of  approximately  29 acres of land) (the "CASINO LAND").
Tenant hereby agrees that this Lease is made expressly  subject to the terms and provisions  of the Land  Purchase  Agreement  and the rights and benefits of the purchaser  thereunder  and the  rights,  benefits  and  obligations  of Landlord thereunder.  In  addition,  Tenant  acknowledges  and agrees  that Tenant has no rights or obligations in connection  therewith,  including,  without limitation, any sums paid or payable to  Landlord  on account  thereof,  including,  without limitation,  the purchase price payable  thereunder.  In the event that the Land
Purchase  Agreement is consummated in accordance with the provisions thereof and
Landlord  receives  the  purchase  price  payable  thereunder,  there will be no adjustment to the Fixed Base Rent."

            (f) Section 37.2 is amended by  inserting  the  following  after the second  sentence  that ends in the ninth line of Section  37.2 with  "("TENANT'S
OPTION PRICE").":

            "In the event  that the  Casino  Land is sold  pursuant  to the Land
Purchase  Agreement  prior to Tenant's  exercise  and  consummation  of Tenant's
Purchase  Option,  Tenant's  Option  Price shall be reduced by the amount of the purchase price that Landlord receives from the purchaser  thereunder  (exclusive of transfer taxes and closing costs including,  without  limitation,  reasonable attorneys'  fees) in  connection  with the sale of the Casino Land (the  "Casino
Land Purchase Price Credit")."

            (g) Exhibit 2 is amended by inserting  the  following to the list of
Permitted Exception:

            "10. The Shared Facilities  Agreement by and between Cayuga Catskill
Gaming Authority and Catskill Development, L.L.C., dated as of April 3, 2003, as such may be amended, assigned or transferred from time to time."

            2. GENERAL. (a) This Amendment shall be governed by, and enforced in accordance  with, the laws of the State of New York (excluding the choice of law principles thereof).  The provisions of Articles 24, 27, 28, 33, 35 and Sections
42.1,  42.3,  42.4,  42.5 and 42.6 of the Lease  shall apply with like effect to this Amendment, as fully as if set forth herein.

            (b) As  amended  by this  Amendment,  the Lease is in full force and effect.

            (c) This Amendment may be executed in two or more counterparts,  and by different parties on separate counterparts.  Each set of counterparts showing execution by all parties shall be deemed an original,  and shall  constitute one and the same instrument.

                            [Signature page follows]

            IN WITNESS  WHEREOF,  the parties  have caused this  Amendment to be executed and delivered by their duly authorized  officers or agents as set forth below.

                                    CATSKILL DEVELOPMENT, L.L.C.,
                                    Landlord

                                    By: /s/ Morad Tahbaz
                                        -------------------------------------
                                        Name:  Morad Tahbaz
                                        Title: President

                                    MONTICELLO RACEWAY MANAGEMENT, INC., Tenant

                                    By: /s/ Clifford A. Ehrlich
                                        ------------------------------------
                                        Name:   Clifford A. Ehrlich
                                        Title:  President

                          AMENDMENT TO LEASE AGREEMENT